Exhibit 10.3
THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS THE PERSON REQUESTING THE TRANSFER THEREOF SHALL FURNISH, WITH RESPECT TO SUCH TRANSFER, AN OPINION OF COUNSEL (BOTH COUNSEL AND OPINION TO BE SATISFACTORY TO TYLER TECHNOLOGIES, INC. F/K/A TYLER CORPORATION) TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE REGISTRATION PROVISIONS OF THE ACT OR ANY SIMILAR OR SUPERSEDING STATUTE OR ANY APPLICABLE STATE SECURITIES LAW.
AMENDED AND RESTATED STOCK PURCHASE WARRANT
To Purchase Shares of Common Stock of
Tyler Technologies, Inc. f/k/a Tyler Corporation
     THIS CERTIFIES THAT, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Tyler Technologies, Inc. f/k/a Tyler Corporation, a Delaware corporation (the “Company”), Bank of America, N.A. (the “Holder”) is entitled, upon presentation of this Warrant with the attached Subscription Form duly executed and payment of $2.50 per Warrant Share (hereinafter defined) by cash, cashier’s check, wire transfer funds, or otherwise pursuant to Section 5, to the Company (the “Purchase Price”), at the principal office of the Company, and subject to the terms and conditions hereinafter set forth, to purchase from the Company ONE MILLION (1,000,000) fully paid and non-assessable shares of common stock, par value $.01 per share, (the “Common Stock”), of the Company from and after the Date of this Warrant through the Expiration Date (each as hereinafter defined).
     In certain contingencies provided for below, the number of shares of the Common Stock subject to purchase hereunder (the “Warrant Shares”) and the Purchase Price thereof are subject to adjustment, but the shares subject to purchase are the shares of such stock of the Company as they may exist on the date of the exercise of this Warrant except as otherwise provided in paragraph 7 below.
     1. In case of the purchase of less than all the Warrant Shares, the Company may, at its option, cancel this Warrant upon the surrender hereof and execute and deliver a new Warrant of like tenor for the balance of the Warrant Shares purchasable hereunder.
     2. Until the Warrant Shares are transferable pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Act”), without the volume limitations set forth in such rule, Holder shall have the right to include the Warrant Shares in any registration statement filed by the Company; provided, however, that if any such registration statement is an underwritten public offering, the right of Holder to include such Warrant Shares in such registration statement shall be conditioned upon Holder’s entering into reasonable underwriting arrangements as the Company and the underwriter shall make regarding the offering, including limiting the number of Warrant Shares which may be sold in such offering if the underwriters deem such a limitation advisable, and provided further that if such limitation is imposed, then the Company shall reduce the number of Warrant Shares being registered by Holder on a pro rata basis with other holders of similar registration rights. Holder shall pay his pro rata portion of the out-of-pocket selling expenses in connection with the piggy-back rights exercised pursuant to this paragraph 2.
     3. Holder may make a one-time written demand upon the Company to file, within 90 days after such written demand is made, with the Securities and Exchange Commission a shelf registration statement covering the resale of the Warrant Shares owned by Holder. The Company shall use its reasonable efforts to cause such registration statement to become effective as soon as practicable. The Company can defer the registration for up to an additional ninety (90) days if the Company’s board of directors determines that such deferral would be in the Company’s best interest. The Company agrees to take all reasonable steps necessary to keep the registration statement effective until the lesser of (A) such date that it ceases to maintain any shelf registration but not sooner than two years after the effective date of the shelf registration (“First Registration”) with respect to the Warrant Shares and (B) until the securities covered by such First Registration are transferable pursuant to Rule 144 under the Act without the volume limitations set forth in such rule. In addition, if after the First Registration ceases to be effective, Company files a subsequent shelf registration, it shall also at the same time again file a shelf registration statement covering the resale of the Warrant Shares then owned by Holder and shall thereafter until the Expiration Date use all reasonable steps to keep a shelf registration effective with respect to the Warrant Shares for so long as it maintains any effective shelf registration for its common stock. Holder shall pay for all reasonable out-of-pocket expenses incurred in connection with any demand rights exercised pursuant to this paragraph 3.
     4. The Holder and the holder of any Warrant Shares issued upon exercise hereof, by its acceptance hereof, agrees that all certificates evidencing the Warrant Shares issued upon exercise of this Warrant shall bear a restrictive legend in substantially the following form:
THE COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. SUCH COMMON STOCK MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE PERSON REQUESTING THE TRANSFER OF SUCH COMMON STOCK SHALL FURNISH, WITH RESPECT TO SUCH TRANSFER, AN OPINION OF COUNSEL (BOTH COUNSEL AND OPINION TO BE SATISFACTORY TO TYLER TECHNOLOGIES, INC. F/K/A TYLER CORPORATION) THAT REGISTRATION IS NOT REQUIRED.
5.	(i) This Warrant to purchase Warrant Shares shall be exercised one or more times at any time prior to the Expiration Date by giving one or more written notices to the Company pursuant to paragraph 13(ii) of this Agreement. Such notice shall state the number of Warrant Shares with respect to which the Warrant is being exercised and shall specify a date which shall not be less than five (5) nor more than thirty (30) business days after the date of such notice, as the date on which the Warrant Shares will be taken up and payment made thereof by certified or bank cashier’s check at the principal office of the Company. If any law or regulation requires the Company to take any action with respect to the Warrant Shares specified in such notice, then the date of the delivery of such Warrant Shares against payment therefor shall be extended for the period necessary to take such action. In the event of any failure to take up and pay for the number of Warrant Shares specified in such notice on the date set forth therein, as the same may be extended as provided above, the exercise of this Warrant may be terminated by the Company with respect to such number of Warrant Shares covered by such notice.

(ii) In addition to the method of payment set forth in paragraph 5(i) and in lieu of any cash payment required thereunder, the Holder of this Warrant shall have the right at any time and from time to time to exercise the Warrant in full or in part by surrendering the

Warrant in exchange for the number of Warrant Shares equal to the product of (x) the number of Warrant Shares as to which the Warrant is being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (defined below) of the Warrant Shares less the Purchase Price and the denominator of which is such Market Price. Solely for the purposes of this paragraph, Market Price shall be calculated as the average of the Market Prices for each of the sixty (60) trading days preceding the date which the form of election attached hereto is deemed to have been sent to the Company pursuant to paragraph 13 hereof (“Notice Date”). As used herein, the phrase “Market Price” at any day shall be deemed to be, when referring to the Common Stock, (a) the last reported sale price of the Common Stock or, in case no such reported sale price takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or (b) if the Common Stock is not listed or admitted to trading on a national securities exchange, as determined in good faith (using customary valuation methods) by resolution of the members of the Board of Directors of the Company, based on the best information available to it.
(iii) The term “Expiration Date” shall mean 5:00 p.m., Houston, Texas time, on the date that is ten years after the Date of this Warrant. This Warrant shall terminate on the Expiration Date.
     6. If the Company (at any time after the Date of this Warrant) shall, by stock dividend, stock split, reverse stock split, subdivision, combination or reclassification of securities or otherwise change any of the securities purchasable upon the exercise of this Warrant into the same or a different number of shares of Common Stock or securities of any class or classes of the Company, this Warrant shall thereafter entitle the Holder to purchase such number and kind of securities as would have been issuable to the Holder of this Warrant if it had exercised this Warrant immediately prior to such stock dividend, stock split, reverse stock split, subdivision, combination, reclassification or other change. The Purchase Price will be accordingly adjusted as determined in good faith by the Board of Directors of the Company.
     Whenever the number of shares and Purchase Price are so adjusted, the Company will promptly prepare a certificate setting forth the Purchase Price and number of Warrant Shares purchasable upon exercise of this Warrant as so adjusted, and a brief statement of the facts accounting for such adjustment, and will mail a copy thereof to the registered Holder of this Warrant at its last address as it appears on the books of the Company.
     7. In case of any consolidation or merger of the Company with or into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such sale or conveyance as would be receivable by the Holder had it been a shareholder of Common Stock from the exercise of this Warrant at that time. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions shall similarly apply to successive mergers, sales or conveyances.
     8. No adjustment on account of cash dividends on the Company’s Common Stock or other securities purchasable upon the exercise of this Warrant will be made to the Purchase Price.

     9. No fractional shares of Common Stock of the Company will be issued in connection with any exercise of this Warrant, but in lieu of such fractional shares, the Company shall make a cash payment therefor upon the basis of the fair market value of its Common Stock on the date of such exercise.
     10. The Company covenants that until the Expiration Date it will reserve from its authorized and unissued Common Stock or from its treasury a sufficient number of shares to provide for the issuance of Common Stock upon exercise of this Warrant.
     11. Prior to the exercise of this Warrant, the Holder of this Warrant shall not be entitled to any rights of a stockholder of the Company, including without limitation the right to vote or receive, dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company except as provided herein.
     12. The Company may deem and treat the Holder hereof as the absolute owner of this Warrant (notwithstanding any notations of ownership, or writing hereon made by, anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.
     13. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered, or mailed first-class postage prepaid (excluding exercise of the Warrant which will not be effective until all applicable documents, instruments and the purchase price are received by the Company):
     (i) if to the Holder at the address of such Holder as shown from time to time on the books of the Company, which initially shall be Banc of America Securities LLC, 100 West 33rd Street, 3rd Floor, New York, NY 10001, Attention: Cashiering Department for account # 116-00777; or
     (ii) if to the Company at 5949 Sherry Lane, Suite 1400, Dallas, Texas 75225, Attn: Mr. H. Lynn Moore, Jr., General Counsel, or at such other address as may have been furnished to the Holder of this Warrant in writing by the Company,
     14. This Warrant shall be construed in accordance with and governed by the laws of the State of Texas without regard to principles of conflicts of laws.
     15. The Holder and the holder of any Warrant Shares issued upon exercise hereof, by its acceptance hereof, hereby represents and warrants to the Company that:
     (i) its acquisition of this Warrant is, and its acquisition of shares of Common Stock upon exercise of this Warrant will be, for investment only and not with a view to the distribution thereof;
     (ii) it understands that upon exercise of this Warrant it will acquire restricted securities, and that, except as provided in paragraphs 2 and 3 above, the Company has no obligation to file a registration statement covering the sale of such securities or to cause any exemptions from registration to be available;
     (iii) it will comply with all applicable conditions of the Act, and the rules and regulations promulgated thereunder and all applicable state securities laws in effecting any sale of this Warrant and any shares of Common Stock required upon exercise of this Warrant;

     (iv) it will not dispose of any interest in the Warrant or any such Warrant Shares in any manner that is, or may involve the Company in, a violation of any applicable federal or state securities laws, including the Act;
     (v) it is an “accredited investor” as that term is defined in Rule 501 promulgated under the Act; and
     (vi) it acknowledges that no representations have been made to it concerning the Common Stock, the Company, the Company’s business or prospects, or any other matters and that it has had an opportunity to ask questions of and receive answers concerning the Company.
     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered this 20th day of February, 2004, but effective as of the 10th day of September 1997 (such effective date of September 10, 1997 being referred to as the “Date of this Warrant”).

TYLER TECHNOLOGIES, INC. F/K/A
TYLER CORPORATION

By:	/s/ H. Lynn Moore, Jr.

Name: H. Lynn Moore, Jr.
Title: Vice President and General Counsel

SUBSCRIPTION FORM
To Be Executed by the Registered Holder
to Exercise the Warrant Pursuant to Paragraph 5(i)
The undersigned hereby exercises the right to purchase            shares of Common Stock covered by that certain Amended and Restated Stock Purchase Warrant of Tyler Technologies, Inc. f/k/a Tyler Corporation effective as of September 10, 1997, according to the conditions thereof and herewith makes payment of the Purchase Price of such shares in full.
     Dated:

Signature
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

(Insert Social Security or Other Identifying Number of Holder)

FORM OF ELECTION TO EXERCISE PURSUANT TO PARAGRAPH 5(ii)
     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase:
                               shares of Common Stock;
and herewith tenders in payment for such securities                      Warrants all in accordance with the terms of paragraph 5(ii) of the Warrant Certificate. The undersigned requests that a certificate for such securities be registered in the name of                      whose address is                      and that such Certificate be delivered to                      whose address is                     .
     Dated:

Signature
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

(Insert Social Security or Other Identifying Number of Holder)